UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O BROWN BROTHERS HARRIMAN & CO.

50 POST OFFICE SQ.

BOSTON, MA 02110

ATTENTION SUZAN BARRON

(Address of principal executive offices)(Zip code)

Copy to:

Suzan Barron Brown Brothers Harriman & Co. 50 Post Office Sq. Boston, MA 02110	Laura E. Flores, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1. Report to Stockholders.

THE CHINA FUND, INC.

SEMI-ANNUAL REPORT

April 30, 2019 (unaudited)

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on The China Fund, Inc’s (the “Fund”) website (www.chinafundinc.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1-800-426-5523.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds that you hold through your financial intermediary. If you invest directly with the Fund, you can call 1-800-426-5523 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

THE CHINA FUND, INC.

KEY HIGHLIGHTS (unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	10,811,990
Total Net Assets (04/30/19)	$255,472,782
Net Asset Value Per Share (04/30/19)	$23.63
Market Price Per Share (04/30/19)	$21.18

TOTAL RETURN(1)
Performance as of 04/30/19:	Net Asset Value	Market Price
1-Year Cumulative	1.25%	1.70%
3-Year Cumulative(2)	53.89%	58.52%
3-Year Annualized(2)	15.45%	16.60%
5-Year Cumulative(2)	51.46%	53.39%
5-Year Annualized(2)	8.66%	8.93%
10-Year Cumulative(2)	194.97%	187.46%
10-Year Annualized(2)	11.42%	11.14%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/21/18	$0.1689	$0.3712
12/19/17	$0.5493	—
12/19/16	$0.4678	—
12/28/15	$0.2133	$1.2825
12/22/14	$0.2982	$3.4669
12/23/13	$0.4387	$2.8753
12/24/12	$0.3473	$2.9044
12/23/11	$0.1742	$2.8222
12/24/10	$0.3746	$1.8996
12/24/09	$0.2557	—

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

(2) The performance has been restated to reflect an adjustment to the dividend reinvestment price applied in 2016, which had the effect of modestly understating performance for the period.

THE CHINA FUND, INC.

ASSET ALLOCATION AS OF April 30, 2019 (unaudited)

Ten Largest Listed Equity Investments *

AlibabaGroup Holding, Ltd.	11.5%
TencentHoldings, Ltd.	9.7%
Ping An Insurance Group Company of China, Ltd.	6.9%
ChinaConstruction Bank Corp.	4.0%
Industrial& Commercial Bank of China, Ltd.	4.0%
AgriculturalBank of China, Ltd.	3.9%
New China Life Insurance Co., Ltd.	3.9%
AIA Group, Ltd.	3.1%
WuliangyeYibin Co., Ltd.	2.5%
KweichowMoutai Co., Ltd.	2.4%

*	Percentages based on net assets.

INDUSTRY ALLOCATION (unaudited)

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets at April 30, 2019. A complete list of holdings at April 30, 2019 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (unaudited)

Dear Fellow Stockholders,

It gives me pleasure to provide you both the Interim Report for The China Fund, Inc. (the “Fund”), covering the first half of the Fund’s year from November 1, 2018 to April 30, 2019, and a recent update on its affairs.

Introduction to a Sea Change

At the time of the long-delayed 2018 annual general meeting in May last year, stockholders supported the election of Rich Silver and myself to the Fund’s Board of Directors (the “Board”). Between us we bring approximately 90 years’ experience in the financial services industry both in the US and worldwide, and we very much appreciate the confidence of those supporters in our ability to so help steward the Fund. We are both ‘builders of businesses’ and not as the previous Board’s repetitive rhetoric would have suggested ‘fund busters’. The past twelve months presented a number of challenges for both the Fund and its new directors. I’m proud to report, however, that we have not only overcome each challenge, but we have succeeded in better positioning the Fund to seek to achieve greater success in the future. Suffice to say that despite the continual, totally unfounded suggestions to stockholders in historic documents from the old Board that we, as the nominated directors, had no future plans for your Fund, that the continued retention of the former investment manager was in the best interests of the Fund and that our appointment would lead to its liquidation, we beg to differ and hope that the information provided herein will prove such rhetoric as mere fiction.

I and the other Directors believe that we have set a new and more productive course for the Fund. A sea change has taken place with the implementation of enhanced investment management techniques and the introduction of best practices of corporate governance. Details of the numerous changes that we have instigated over the past year are alluded to herein, but firstly let me outline the primary issue of interest to stockholders, namely recent investment performance.

Investment Performance

As has been reported previously, following an extensive review of a short list of investment managers with a capability in the China space, Matthews International Capital Management, LLC (“Matthews Asia”) was appointed as the investment manager of your Fund effective January 1st of this year. Matthews Asia, based on the west coast, has a strong capability in both investment research and management within the mainland China market.

In the four-month period ended April 30, 2019, covering the initial period of Matthews Asia’s management, China markets performed well as much due to a reversal in the previous negative sentiment related to the brewing trade conflict between China and the US and some positive easing by the monetary authorities in Beijing. As in any review of historic investment returns, it is imperative to stress that any returns so achieved are historical and in no way can or should guarantee future results. That said and realising that Matthews Asia’s term as manager has only just commenced, the investment results achieved have been encouraging providing alpha over and above both your Fund’s present and previous benchmarks. In this four-month period ended April 30, 2019, your Fund’s net asset value

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (continued) (unaudited)

(“NAV”) rose 26.16% and the share price rose 25.4% outperforming the Fund’s new benchmark, the MSCI China All Share Index, which gained 24.07% and its previous benchmark, the MSCI Golden Dragon, which gained 18.12%. The report of Matthews Asia follows.

Enhanced Web Site & Investor Relations

May I draw your attention to the Fund’s much enhanced website (www.chinafundinc.com) that not only includes relevant information with regard to all aspects of your Fund, but also includes most interesting, selected pieces from Matthews Asia’s research on the China area.

As a means of further improving investor relations, given the recent appointment of a new investment manager with its own unique ways of managing money in the China space, we have arranged for Matthews Asia to provide investors with more frequent updates of its management of the Fund and the market during this initial year of its appointment. Whilst we fully understand that such conference calls are less personal than one-on-one meetings they will, we believe, achieve the objective of updating all stockholders with the manager’s actions in a more timely manner and simultaneously eliminate selective disclosure concerns.

For your diary future calls are scheduled for Wednesday, September 4, 2019, Monday, December 9, 2019 and Wednesday, February 26, 2020. The announcements of, and dial in details for, these calls will be posted on the Fund’s web site in due course.

Discount Management

As previously announced the Board instigated in mid-February a discount management program that is intended to help manage your Fund’s share price relative to its NAV. Since its commencement almost 200,000 shares have been repurchased and the share price discount to NAV traded between 9.56% and 12.03% and closed the Period at 10.37% while remaining above your Board’s single digit optimum target level, the discount has remained constantly better than the peer group of alternative funds used by the Board for comparative purposes.

Best Practices of Corporate Governance

Your new Board has adopted a differing understanding towards best practices of corporate governance leading it to concentrate on a significant number of perceived shortcomings that it has sought to address at the very earliest. Perhaps the most significant issue related to Fund expenses which, whilst progress to amend was slow, we have now finalised and have set out in a series of press releases and on which I agreed to expand in this correspondence.

We have engaged in considerable research and work, particularly Director Coughlin, aimed at containing such costs and which have culminated in the Board’s transfer of responsibilities with regard to custody, accounting, administration and support relating to securities lending to Brown Brothers Harriman & Co. effective on or about July 1st, as was announced in a release dated April 24, 2019. When determining whether to pursue the transfer of

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (continued) (unaudited)

responsibilities, the Board considered the effect of the proposed cost reduction on a period of Fund operations. Specifically, using historic trading numbers over the actual three-month trading period ended December 31, 2018, the Board calculated a savings of approximately $60,000 in each of the three months. Whilst this saving’s estimate is based on the specific trading numbers of that three-month period, and recognizing that such expenses are dependent on a number of variables — most particularly stock turnover, we estimate that savings approximating or exceeding $700,000 per year may be achievable from the change in custody, accounting and administration services combined.

We believe the past Board size and its expenses were excessive given the size of the Fund. We, therefore, acted promptly to reduce the size of the Board from seven to three Directors. We believe the reduced number is appropriate given the dollar-size of the Fund and the significant level of experience of the newly appointed Directors. I am pleased to report that the three-person Board is working well. Further, we intend to significantly reduce travel-related expenses, in part, by eliminating unnecessary trips to Asia and through greater use of technology enabled communications.

Legal fees have been agreed on the basis of an annual contract price for recurrent business and once the present modus operandi is fully established we will work to limit additional, extraordinary expenses to the very minimum.

Thus, based on a full, operational fiscal year with the newly agreed basis of fees in place over the entire period, your Board forecasts achieving an annual, net savings in fund expenses from those services as specifically renegotiated in the service providers review — namely across audit, administration, compliance, custody, directors, insurance, miscellaneous, printing, secretarial, shareholder services and stock exchange fees, of approximately US$2.8 million relative to the level of expenses in 2018 — the year set as the comparator by the former Chairman in a previous release. To be frank, the 2018 expenses were seriously inflated by unnecessary and excessive legal and proxy-related expenses as the then Board fought the competing proxy to both appoint new Directors and to change the investment manager. Thus, perhaps a more realistic expenses comparison might be with fiscal year 2017 which, even then, would represent a net savings for a year of US$1.3 million and which your Board believes still represents a very significant figure.

On behalf of the Directors may I conclude by thanking you for your recent support and please feel free to make contact at any time with ideas you may have for your Fund.

Yours very sincerely,

Julian Reid

Chairman

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (unaudited)

Market Environment

During the six months ended April 30, 2019, Chinese equities experienced a sharp drop and rebound. Looking back to November 2018, Chinese equities posted good results as investors focused and speculated on the G-20 meetings and the prospect that President Trump and President Xi could come to a resolution on trade. In December 2018, however, China underperformed broad emerging markets amid volatility in the U.S. and Japan that led global equities lower for the month.

In a sharp reversal, in January 2019, Chinese equities posted some of the strongest performance in the region as local sentiment improved and recent negative economic results stabilized. Chinese business sentiment improved as the government allowed credit to expand and data showed signs that the manufacturing base was holding steady. From February through April, Chinese equities posted gains, as some macro issues seemed to recede and investor sentiment improved.

Other positive news included headlines around index provider MSCI’s expansion of A-shares within its global indices. Valuations remained attractive and some investors began to buy again. We continue to monitor the progress of trade talks, which remains unsettled. Trade conflicts can affect near-term investor sentiment, but have little long-term impact on the types of domestic economy-driven businesses we tend to own.

Performance

The Fund changed investment managers on January 1, 2019 and also changed its benchmark from the MSCI Golden Dragon Index to the MSCI China All-Shares Index. For the six months ended April 2019, the Fund outperformed both benchmarks. In this section, we discuss the performance during the reporting period that falls under the guidance of the new manager, Matthews Asia. For the period from January 1, 2019 to April 30, 2019, the Fund returned 26.65%, outperforming the MSCI China All-Shares Index, which returned 24.07%. From a sector perspective, contributors included communication services, consumer staples and industrials. Detractors included information technology and financials. Additional information about the Fund’s performance, including for periods prior to January 1, 2019, can be found on the Fund’s website.

From a stock perspective, a contributor to performance was insurance provider New China Life Insurance Co. Ltd., which benefited from rising rates of insurance adoption in China. As affluence levels continue to rise in China, there is increasing demand for protection-type insurance products, such as riders that protect family wealth in the event of the death of a spouse or the loss of a home. We increasingly see a shift away from consumers using insurance as purely investment-spread vehicles. These trends benefit insurance companies in general because protection-based insurance products tend to have inherently higher margins than policies designed as investment-spread products. We believe New China Life Insurance Co. is an up-and-coming player in this space, with the potential to gain market share while benefiting from the positive trends above.

A detractor was Shangri-La Asia (no longer held), an operator of five-star hotels in China. Amid an unsettled near-term economic outlook, market participants worried about occupancy rates for luxury hotels, sending Shangri-La

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (continued) (unaudited)

Asia’s stock price downward during the reporting period. International chains, such as Marriott, Hilton and Hyatt are also expanding aggressively in China, adding to negative sentiment toward the stock. However, we believe growth in the travel industry is a long-term, secular growth trend and there may be room for both regional and international players. We continue to monitor developments in the travel and leisure sector, with an eye toward selecting the most compelling opportunities from the bottom up.

Outlook

Trade talks between the U.S. and China remain unsettled, but we believe it is in the best interest of both countries to eventually reach a deal. Daily headlines around trade talks tend to have a major impact on sentiment. We expect volatility to continue until a trade deal is reached. The good news is that the services portion of China’s economy has grown larger than its manufacturing portion every year for the past seven years, leaving the economy less impacted by exports. The long-term growth story in China continues to center around how well China can manage its domestic economy.

On the domestic front, Chinese policymakers seem to be making reasonable decisions around various market reforms, as well as in their modest, incremental use of stimulus. Policy initiatives such as the government’s anti-corruption drive, state-owned enterprise reform, supply-side reform and a shift in financing to sectors with lower capital expenditures are all positive signs for the economy. Overall, we continue to position our portfolio according to our long-term beliefs that China’s domestic economy remains healthy, and that there are secular growth opportunities in both China’s new and old economy sectors that stand to benefit from the rising levels of affluence among domestic consumers.

THE CHINA FUND, INC.

ABOUT THE PORTFOLIO MANAGER (unaudited)

Matthews Asia, the largest dedicated Asia investment specialist in the United States, is an independent, privately owned firm with a focus on long-term investment performance.

Andrew Mattock serves as the portfolio manager for the Fund’s portfolio of listed securities. Prior to joining Matthews Asia in 2015, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from ACU. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2019 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)

COMMON STOCK
CHINA — “A” SHARES
Beverages — 4.9%
Kweichow Moutai Co., Ltd. — A	41,478		$5,996,849
Wuliangye Yibin Co., Ltd. — A	427,261		6,491,871

			12,488,720

Chemicals — 1.0%
Wanhua Chemical Group Co., Ltd. — A*	374,443		2,513,962

Commercial Banks — 1.5%
Ping An Bank Co., Ltd. — A	1,838,483		3,779,686

Construction Materials — 1.8%
Anhui Conch Cement Co., Ltd. — A	701,371		4,159,211
China Jushi Co., Ltd. — A	298,222		482,517

			4,641,728

Electronic Equipment & Instruments — 2.0%
AVIC Jonhon OptronicTechnology Co., Ltd. — A	419,609		2,591,102
Luxshare Precision Industry Co., Ltd. — A	673,100		2,606,754

			5,197,856

Food Products — 2.0%
Inner Mongolia Yili Industrial Group Co., Ltd. — A	1,119,554		5,151,730

Health Care Equipment & Supplies — 1.0%
Lepu Medical Technology Beijing Co., Ltd. — A	628,900		2,486,922

Hotels, Restaurants & Leisure — 1.5%
China International Travel Service Corp., Ltd. — A	333,197		3,832,596

Household Durables — 2.2%
Midea Group Co., Ltd. — A	725,229		5,640,957

Insurance — 6.9%
Ping An Insurance Group Company of China, Ltd. — A	1,381,928		17,661,798

Media — 0.9%
Focus Media Information Technology Co., Ltd. — A	2,389,400		2,163,540

TOTAL CHINA — “A” SHARES — (Cost $48,101,497)		25.7%	65,559,495

HONG KONG
Automobiles — 1.7%
Brilliance China Automotive Holdings, Ltd.(1)	4,010,000		4,411,368

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2019 (unaudited)

Name of Issuer and Title of Issue	Shares	Value (Note A)

COMMON STOCK (continued)

HONG KONG (continued)
Diversified Financial Services — 1.9%
Hong Kong Exchanges and Clearing, Ltd.	140,300	$4,864,573

Electronic Equipment & Instruments — 1.0%
Kingboard Holdings, Ltd.	738,500	2,405,246

Entertainment — 1.8%
iQIYI, Inc. ADR*(1)	45,500	1,006,005
Tencent Music Entertainment Group ADR*(1)	200,200	3,443,440

		4,449,445

Health Care Technology — 0.8%
Ping An Healthcare and Technology Co., Ltd. 144A*(1)	427,600	2,093,086

Hotels, Restaurants & Leisure — 1.5%
Galaxy Entertainment Group, Ltd.	521,000	3,895,147

Insurance — 3.1%
AIA Group, Ltd.	763,600	7,782,202

Interactive Media & Services — 14.9%
58.com, Inc. ADR*	58,600	4,206,894
Momo, Inc. ADR	65,000	2,279,550
Sina Corp.*	46,500	2,926,710
Tencent Holdings, Ltd.	502,200	24,838,568
YY, Inc. ADR*	44,600	3,773,606

		38,025,328

Internet and Direct Marketing Retail — 14.0%
Alibaba Group Holding, Ltd. ADR*(1)	157,601	29,246,018
Ctrip.com International, Ltd. ADR*	89,800	3,955,690
JD.com, Inc. ADR*(1)	86,900	2,630,463

		35,832,171

IT Services — 1.3%
Chinasoft International, Ltd.*(1)	5,880,000	3,350,449

Pharmaceuticals — 1.7%
Sino Biopharmaceutical, Ltd.	4,599,000	4,420,311

Professional Services — 1.0%
51job, Inc. ADR*	28,100	2,594,754

Real Estate Management & Development — 6.4%
China Overseas Property Holdings, Ltd.	5,040,000	2,383,541

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2019 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)

COMMON STOCK (continued)

HONG KONG (continued)
Real Estate Management & Development (continued) 6.4%
China Resources Land, Ltd.	1,170,000		$5,093,246
CIFI Holdings Group Co., Ltd.	6,706,000		4,453,684
Times China Holdings, Ltd.(1)	2,445,000		4,444,435

			16,374,906

Semiconductors & Semiconductor Equipment — 0.2%
ASM Pacific Technology, Ltd.	43,900		508,402

Specialty Retail — 1.5%
Zhongsheng Group Holdings, Ltd.(1)	1,496,000		3,928,411

TOTAL HONG KONG — (Cost $98,783,617)		52.8%	134,935,799

HONG KONG — “H” SHARES
Capital Markets — 3.7%
China International Capital Corp., Ltd. 144A(1)	1,911,600		4,103,526
CITIC Securities Co., Ltd.(1)	2,387,500		5,161,636

			9,265,162

Commercial Banks — 11.9%
Agricultural Bank of China, Ltd.	21,791,000		10,055,504
China Construction Bank Corp.	11,657,000		10,297,651
Industrial & Commercial Bank of China, Ltd.	13,420,000		10,075,949

			30,429,104

Insurance — 3.9%
New China Life Insurance Co., Ltd.	1,808,100		10,014,525

Oil, Gas & Consumable Fuels — 1.5%
China Petroleum & Chemical Corp.	5,024,000		3,861,758

TOTAL HONG KONG — “H” SHARES — (Cost $46,574,325)		21.0%	53,570,549

TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $145,357,942)		73.8%	188,506,348

TOTAL COMMON STOCK — (Cost $193,459,439)		99.5%	254,065,843

COLLATERAL FOR SECURITIES ON LOAN — 4.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.4179%¥ (Cost $10,237,903)	10,237,903		10,237,903

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2019 (unaudited)

Name of Issuer and Title of Issue	Face Amount		Value (Note A)

SHORT TERM INVESTMENT — 2.6%
Repurchase Agreement with Fixed Income Clearing Corporation, dated 04/30/19, 0.50%, due 05/01/19, proceeds $6,699,093; collateralized by U.S. Treasury Bill, 0.00%, due 04/23/20, valued at $6,833,688, including interest. (Cost $6,699,000 )	$6,699,000		$6,699,000

TOTAL INVESTMENTS — (Cost $210,396,342)		106.1%	271,002,746

OTHER ASSETS AND LIABILITIES		(6.1)%	(15,529,964)

NET ASSETS		100.0%	$255,472,782

Notes to Schedule of Investments

*	Denotes non-income producing security.

¥	Rate shown is the 7-day yield as of April 30, 2019.

(1)

Securities (or a portion of the security) is on loan. As of April 30, 2019, the market value of the securities loaned was $20,194,218. The loaned securities were secured with cash collateral of $10,237,903 and non-cash collateral with a value of $11,320,424. The non-cash collateral received consists of short term investments and long term bonds, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these restricted securities amounted to $6,196,612, which represented 2.4% of total net assets.

ADR American Depositary Receipt

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (unaudited)

ASSETS
Investments in securities, at value (cost $210,396,342) (including securities on loan, at value, $20,194,218) (Note A)	$271,002,746
Cash	1,335
Foreign currency, at value (cost $24,812)	24,733
Receivable for investments sold	1,164
Receivable for securities lending income	25,028
Interest receivable	93
Prepaid expenses and other receivables	97,927

TOTAL ASSETS	271,153,026

LIABILITIES
Payable for investments purchased	5,110,527
Payable upon return of collateral for securities on loan	10,237,903
Investment management fee payable (Note B)	147,956
Administration and custodian fees payable (Note B)	64,211
Chief Compliance Officer fees payable	4,258
Directors’ fees payable (Note B)	1,000
Other accrued expenses and liabilities	114,389

TOTAL LIABILITIES	15,680,244

TOTAL NET ASSETS	$255,472,782

COMPOSITION OF NET ASSETS:
Par value, 100,000,000 shares authorized, 10,811,990 shares outstanding (Note C)	108,120
Paid in capital in excess of par	191,310,397
Distributable earnings	64,054,265

TOTAL NET ASSETS	$255,472,782

NET ASSET VALUE PER SHARE
($255,472,782/10,811,990 shares of common stock outstanding)	$23.63

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

INVESTMENT INCOME:
Dividend income — (net of tax withheld of $10,569)	$499,387
Securities lending income	159,007
Interest income	20,248

TOTAL INVESTMENT INCOME	678,642

EXPENSES
Investment Management fees (Note B)	949,369
Custodian fees (Note B)	254,734
Administration fees (Note B)	215,679
Directors’ fees and expenses	194,011
Legal fees	104,179
Shareholder service fees	72,000
Insurance	51,749
Printing and postage	41,450
Audit and tax service fees	34,064
Principal Financial Officer fee	29,753
Chief Compliance Officer fee	29,753
Transfer agent fees	11,895
Stock exchange listing fee	6,393
Miscellaneous expenses	112,337

TOTAL EXPENSES	2,107,366

Less: Expense waiver	(1,990)

Net Expenses	2,105,376

NET INVESTMENT LOSS	(1,426,734)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	8,386,729
Net realized loss on foreign currency transactions	(86,885)

8,299,844

Net change in unrealized appreciation/depreciation on investments	59,622,119
Net change in unrealized appreciation/depreciation on foreign currency translations	76,841

59,698,960

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	67,998,804

NET INCREASE IN NET ASSETS FROM OPERATIONS	$66,572,070

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019	Year Ended October 31, 2018
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,426,734)	$2,270,647
Net realized gain on investments and foreign currency transactions	8,299,844	33,960,459
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	59,698,960	(95,666,600)

Net increase (decrease) in net assets from operations	66,572,070	(59,435,494)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(8,491,817)	(8,636,465)

Total distributions to shareholders	(8,491,817)	(8,636,465)

CAPITAL SHARE TRANSACTIONS:
Cost of shares tendered (Note E)	(97,213,310)	—
Cost of shares repurchased (Note D)	(3,863,233)	—

Net increase (decrease) in net assets from capital share transactions	(101,076,543)	—

NET DECREASE IN NET ASSETS	(42,996,290)	(68,071,959)

NET ASSETS:
Beginning of Period	298,469,072	366,541,031

End of Period	$255,472,782	$298,469,072

See notes to financial statements.

THE CHINA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended April 30, 2019(1)		Year Ended October 31,
			2018	2017		2016		2015	2014
	(unaudited)

Per Share Operating Performance

Net asset value, beginning of period	$18.98		$23.31	$18.78		$19.91		$24.21	$25.77

Net investment income/(loss)*	(0.11)		0.14	0.18	(2)	0.46	(2)	0.26	0.33

Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.20		(3.92)	4.82		(0.10)		(0.79)	1.43

Total from investment operations	5.09		(3.78)	5.00		0.36		(0.53)	1.76

Less dividends and distributions:

Dividends from net investment income	(0.17)		(0.55)	(0.47)		(0.21)		(0.30)	(0.44)

Distributions from net realized gains	(0.37)		—	—		(1.28)		(3.47)	(2.88)

Total dividends and distributions	(0.54)		(0.55)	(0.47)		(1.49)		(3.77)	(3.32)

Capital Share Transactions:

Accretion (Dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.10		—	—		0.00	(3)	—	—

Net asset value, end of period	$23.63		$18.98	$23.31		$18.78		$19.91	$24.21

Market price, end of period	$21.18		$16.98	$21.10		$16.18		$17.49	$21.44

Total Investment Return (Based on Market Price)	28.54	%(4)	(17.53)%	34.38	%(5)	1.73%		(1.95)%	9.71%

Total Investment Return (Based on Net Asset Value)	28.29	%(4)	(16.55)%	27.90	%(5)	3.73%		(1.16)%	8.93%

Ratios and Supplemental Data

Net assets, end of period (000’s)	$255,473		$298,469	$366,541		$295,252		$312,191	$379,692

Ratio of gross expenses to average net assets	1.52	%(6)	—%	—%		—%		—%	—%

Ratio of net expenses to average net assets	1.52	%(6)	1.91%	1.49%		1.51%		1.34%	1.31%

Ratio of net investment income/(loss) to average net assets	(1.03	)%(6)	0.62%	0.92	%(2)	2.66	%(2)	1.16%	1.39%

Portfolio turnover rate	93	%(4)	50%	31%		52%		64%	67%

*	Per share amounts have been calculated using the average share method.

(1)	Effective January 1, 2019, Matthews International Capital Management, LLC became the investment manager. Prior to January 1, 2019, the Fund’s investment manager was Allianz Global Investors.

(2)

Amount includes a non-recurring receipt of a refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.02 per share and 0.12% of average net assets during 2016 and less than $0.01 per share and less than 0.005% of net assets during 2017.

(3)	Amount is less than $0.01.

(4)	Not Annualized

(5)	The performance has been restated to reflect an adjustment to the dividend reinvestment price applied in 2016, which had the effect of modestly understating performance for the period.

(6)	Annualized

See notes to financial statements.

THE CHINA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China (“Direct Investments”). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund’s investment manager is Matthews International Capital Management, LLC (“Matthews Asia” or the “Investment Manager”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation:    Portfolio securities listed on recognized U.S. or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors (the “Board”) considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments, if any, are valued at fair value as determined by or at the direction of the Board based on financial and other information supplied by the Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity linked securities, if any, are valued at fair value primarily based on the value(s) of the underlying security (or securities), which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager,

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Repurchase Agreements:    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, realization of the collateral by the Fund may be delayed or limited.

	Remaining Contractual Maturity of the Agreements As of April 30, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Repurchase Agreements
U.S. Treasury and agency securities	$6,699,000	$—	$—	$—	$6,699,000

Total Borrowings	$6,699,000	$—	$—	$—	$6,699,000

Securities Lending:    The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”), as custodian, to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

	Remaining Contractual Maturity of the Agreements As of April 30, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Money Market Fund	$10,237,903	$—	$—	$—	$10,237,903

Total Borrowings	$10,237,903	$—	$—	$—	$10,237,903

Gross amount of recognized liabilities for securities lending transactions					$10,237,903

As of April 30, 2019, the Fund had loaned securities which were collateralized by cash, short term investments and long term bonds. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$20,194,218	$10,237,903	$11,320,424	$21,558,327

*	Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received(b)	Net Amount
$10,237,903	—	$(10,237,903)	$0

Foreign currency translations:    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Foreign Currency Contracts:    The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

contracts are recorded as unrealized gains or losses on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At April 30, 2019, the Fund did not hold any forward foreign currency contracts.

Option Contracts:    The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sale price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on the sale of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of a counterparty to meet the terms of the contract. At April 30, 2019, the Fund did not hold any option contracts.

Equity-Linked Securities:    The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of any equity-linked securities may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid. At April 30, 2019, the Fund did not hold any equity-linked securities.

Direct Investments:    The Fund may invest up to 25% of the net proceeds from the offering of its outstanding common stock in Direct Investments; however, the Board of the Fund has suspended additional investments in Direct Investments. Direct Investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. At April 30, 2019, the Fund did not hold any Direct Investments.

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

Indemnification Obligations:    Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security transactions and investment income:    Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividends and distributions:    The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value (“NAV”) per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Unless the Board elects to make distributions in shares of the Fund’s common stock, the distributions will be paid in cash, except with respect to stockholders who have elected to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Federal Taxes:    It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”), and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended April 30, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income is earned and/or as gains are realized.

At April 30, 2019, the cost of investments for federal income tax purposes was $210,396,342. Gross unrealized appreciation of investments was $60,980,334 while gross unrealized depreciation of investments was $373,930, resulting in net unrealized appreciation of investments of $60,606,404.

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

Effective January 1, 2019, Matthews Asia is the investment manager for the Fund’s listed assets (“Listed Assets”) and Direct Investments. Matthews Asia receives a fee, computed and accrued daily and paid monthly at a rate of 0.70% if assets exceed $150 million and 0.80% if assets do not exceed $150 million. Prior to January 1, 2019, Allianz Global Investors (“AGI”) was the investment manager for the Fund’s Listed Assets and Direct Investments. AGI received a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. For the period ended April 30, 2019, the investment management fee rate was equivalent to an annual effective rate of 0.70% of the Fund’s average daily net assets. For the six months ended April 30, 2019, the Investment Manager was paid no fees for Direct Investments as the Fund held no such investments during the period.

No director, officer or employee of Matthews Asia, AGI, or any affiliates of those entities receives any compensation from the Fund for serving as an officer or director of the Fund.

State Street provides or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays State Street an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At April 30, 2019, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 10,811,990 were issued and outstanding.

For the period ended April 30, 2019, the Fund repurchased 4,910,685 shares of its common stock, valued at $101,076,543, from stockholders participating in the Fund’s tender offer and repurchases under the Fund’s discount management program.

For Period Ended April 30, 2019
Shares outstanding at beginning of period	15,722,675
Shares repurchased	(193,882)
Shares tendered	(4,716,803)

Shares outstanding at end of period	10,811,990

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

NOTE D — DISCOUNT MANAGEMENT PROGRAM

On February 6, 2019, the Fund announced that its Board of Directors approved a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. This limit may be increased or decreased by the Board at any time. Under the Program, the Fund will repurchase its common shares in the open market on any trading day that the Fund’s shares are trading above the discount threshold, which is currently 9.5%. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Board and the Program Manager determine that such repurchase would be detrimental to the Fund and its stockholders. The Program is intended to enhance stockholder value, as repurchases made at a discount may have the effect of increasing the per share NAV of the Fund’s remaining shares. There is no assurance, however, that the market price of the Fund’s shares, either absolutely or relative to NAV, will increase as a result of any share repurchases. These repurchases may be commenced or suspended at any time or from time to time without any notice. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods.

For the period ended April 30, 2019, the Fund repurchased 193,882 of its shares at an average price of $20.58 per share (including brokerage commissions) at an average discount of 11.04%. These repurchases had a total cost of $3,863,233. The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

NOTE E — TENDER OFFER

On November 9, 2018, the Fund announced that its Board approved in principle a one-time tender offer (the “Tender Offer”). The Tender Offer commenced on January 4, 2019 and expired on February 5, 2019. The Tender Offer was oversubscribed and, pursuant to the terms of the Tender Offer, tendered shares were accepted for payment on a pro rata basis. The Fund accepted 4,716,803 shares for payment on or about February 12, 2019 at $20.61 per share, which is equal to 99% of the Fund’s NAV per share as of the close of regular trading on the New York Stock Exchange on February 6, 2019. The 4,716,803 shares totaling $97,213,310 represented 30% of the Fund’s outstanding shares. On a pro rata basis, approximately 40.71% of the shares so tendered were accepted for payment.

NOTE F — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2019, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $252,010,081 and $340,158,753, respectively.

NOTE G — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE H — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description*	Level 1	Level 2	Level 3	Total
Common Stock	$254,065,843	$—	$—	$254,065,843
Collateral For Securities On Loan	10,237,903	—	—	10,237,903
Short Term Investments	—	6,699,000	—	6,699,000

TOTAL INVESTMENTS	$264,303,746	$6,699,000	$—	$271,002,746

*	Please refer to the Schedule of Investments for additional security details.

NOTE I — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the six months ended April 30, 2019.

NOTE J — SUBSEQUENT EVENT

Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure.

THE CHINA FUND, INC.

Other Information (unaudited)

Board Deliberations Regarding Approval of Investment Advisory and Management Agreement

General Background

On October 11, 2018, the Board of Directors, all of whom are Independent Directors (the “Board”), voted to approve the Investment Advisory and Management Agreement between the Fund and Matthews International Capital Management, LLC (“Matthews Asia”) (the “Agreement”).

Approval Process

In making this selection the Board noted that Matthews Asia has a singular focus on Asia and employs a fundamental, bottom-up investment process that seeks to identify companies with sustainable long-term growth prospects, strong business models, quality management teams and reasonable valuations. The Board noted that Matthews Asia’s intent is to manage the Fund using an all capitalization universe that includes approximately 5,000 companies. The Board noted that to better reflect the all capitalization universe of this strategy, as well as its focus on China rather than Greater China, the Fund’s benchmark index would change from the MSCI Golden Dragon Index to the MSCI China All Shares Index upon the commencement of Matthews Asia’s management of the Fund.

The Board also considered Matthews Asia’s attention to risk management, which focuses on governance matters, including franchise and management issues, security risk, which includes valuation and liquidity considerations, and macro factors including geopolitical and regulatory issues. The Board noted that Matthews Asia employs an independent risk committee that conducts an autonomous assessment of risk utilizing value-at-risk modeling, liquidity metrics, country and currency exposure and company specific testing for all holdings.

The Board also considered the terms and conditions of the proposed Agreement. The Board noted that the current management Agreement with Allianz Global Investors (the “AGI Agreement”) and the proposed Agreement are substantially similar, with one exception. The proposed Agreement has a tiered advisory fee of 0.70% if assets exceed $150 million and 0.80% if assets do not exceed $150 million and the AGI Agreement has a tiered advisory fee of 0.70% of the first $315 million of the Fund’s average weekly net assets and 0.50% of the Fund’s average weekly net assets in excess of $315 million. At the current and anticipated asset levels of the Fund, the difference in advisory fees rates between the proposed Agreement and the AGI Agreement is expected to be immaterial.

The Board also based its decision on various factors, including (i) the nature, extent and quality of the services to be provided by Matthews Asia under the Agreement, (ii) the investment performance, fees and expenses of the Fund, and (iii) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreement reflects these economies of scale. The Board did not identify any consideration that was all important or controlling, and each Director may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Investment Adviser. The Board reviewed and considered the nature and extent of the investment management services to be provided by Matthews Asia under the proposed Agreement. The Board noted the following:

Matthews Asia, with offices in San Francisco, CA, is an investment adviser registered with the U.S. Securities and Exchange Commission. If Matthews Asia is engaged by the Fund, Andrew Mattock, CFA, of Matthews Asia, would

THE CHINA FUND, INC.

Other Information (continued) (unaudited)

become the Fund’s portfolio manager. Mr. Mattock is U.S.-based and has over 19 years of experience investing in the Greater China markets and 23 years of industry experience.

Matthews Asia has not managed a U.S. registered closed-end fund previously. Matthews Asia does, however, manage U.S. registered open-end funds. The Board considered Matthews Asia’s compliance program and compliance capabilities as well as the portfolio manager’s previous experience and concluded that Matthews Asia has a compliance program that appears to be reasonably designed to prevent violations of the Federal securities laws.

The Board determined that Matthews Asia appeared to be capable of providing the Fund with investment management services of above average quality.

Performance, Fees and Expenses of the Fund. The Board considered Matthews Asia’s performance in managing other portfolios with strategies focused, at least in part, on Chinese equity securities, and concluded that there was reason to believe that Matthews Asia could achieve competitive performance over the long term in managing the Fund. The Board also noted that other expenses of the Fund were not expected to increase materially as a result of the retention of Matthews Asia.

Economies of Scale. The Board considered the potential benefits from economies of scale that the Fund’s stockholders could be afforded. The Board noted that, while the management fee rate under the proposed Agreement does not decline as the Fund’s assets grow, fixed operating costs are spread over a larger asset base, resulting in a lower per share allocation of such costs. The Board also considered Matthews Asia’s history of reinvesting its profits in additional resources for providing services to its clients.

Other Benefits of the Relationship. The Board considered whether there were other benefits that Matthews Asia and its affiliates may derive from its relationship with the Fund. The Board noted that, if engaged, as adviser the Fund would compensate Matthews Asia for intended enhancements to the Fund’s website. Based on its review, the Board determined that any “fall-out” benefits or other types of benefits that may accrue to Matthews Asia are fair and reasonable.

Resources of the Proposed Investment Adviser. The Board considered whether Matthews Asia is financially sound and has the resources necessary to perform its obligations under the proposed Agreement. The Board noted that Matthews Asia appears to have sufficient financial resources necessary to fulfill its obligations under the proposed Agreement. The Board also considered the anticipated level of profits to be realized by Matthews Asia in connection with its proposed management of certain of the Fund’s assets, recognizing that such profitability is difficult to ascertain at this point in time. As a result, the Board noted that it periodically would evaluate profitability after Matthews Asia commences management of the Fund and as the Fund’s assets increase over time.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the proposed Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

THE CHINA FUND, INC.

Other Information (continued) (unaudited)

Results of Special Stockholder Meeting held on December 7, 2018

1. Investment Advisory and Management Agreement — the stockholders of the Fund approved the proposed Investment Advisory and Management Agreement between the Fund and Matthews International Capital Management, LLC.

For	Against	Abstain
10,301,974	479,812	18,980

Results of Annual Stockholder Meeting held on March 13, 2019

1. Election of Director — the stockholders of the Fund elected the following Director to serve for a three year term expiring on the date of which the annual meeting of stockholders is held in 2022.

Director	Votes Cast for	Votes Against/Withheld
Richard A. Silver	13,421,515	499,335

THE CHINA FUND, INC.

Other Information (unaudited)

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

☐   Information it receives from stockholders on applications or other forms; and

☐   Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q was filed as of January 31, 2019 for the first quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of March 21, 2019, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 505000 Louisville, Kentucky 40233-5000, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash), Participants will take such distribution or dividend entirely in shares of common stock to be issued by the Fund, and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Participant’s account.

Whenever a dividend or distribution is declared payable in cash or shares of the Fund’s common stock, the Plan will operate as follows: (i) whenever the market price per share of common stock equals or exceeds the net asset value per share at the time shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), Participants will be issued shares of common stock by the Fund valued at net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then Participants will be issued shares valued at 95% of the market price; and (ii) whenever the net asset value per share of the common stock on the Valuation Date exceeds the market price of a share of the common stock on the Valuation Date, Participants will receive shares of common stock of the Fund purchased in the open market. The Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the New York Stock Exchange (the “Exchange”) or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

For all purposes of the Plan: (a) the market price of shares of common stock of the Fund on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) Valuation Date shall be the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading day, and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. In every case the price to the Participant shall be the weighted average purchase price obtained by the Plan Agent’s broker, net of fees. Funds held by the Plan Agent will not bear interest. In addition, it is understood that the Plan Agent shall have no liability (other than as provided in the Plan) in connection with any inability to purchase shares of common stock within 30 days after the payment date of any dividend or distribution as herein provided or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for any Participant’s account. Whenever the Plan Agent, as purchasing agent for the Participants, is to buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of a dividend or distribution, to the extent the Plan Agent is able to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the income dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as an income dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distributions, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 505000 Louisville, Kentucky 40233-5000, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

THE CHINA FUND, INC.

United States Address

The China Fund, Inc. c/o State Street Bank and Trust Company 1 Lincoln St. P.O. Box 5049 Boston, MA 02206-5049 1-888-CHN-CALL (246-2255)	On or after July 1, 2019 please send correspondence to: The China Fund, Inc. c/o Brown Brothers Harriman & Co. Fund Administration, 7th Floor 50 Post Office Square Boston, MA 02110

Directors and Officers

Julian Reid, Chairman of the Board, Investment Committee, Discount Management Committee and Governance, Nomination & Compensation Committee and Director

Richard Silver, Chairman of the Audit, Valuation and Compliance Committee and Director

Linda C. Coughlin, Chairman of the Contracts Committee and Director

Frank Wheeler, President

Patrick Keniston, Chief Compliance Officer

Monique Labbe, Treasurer

Brian Link, Secretary

Investment Manager

Matthews International Capital Management, LLC

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

State Street Bank and Trust Company

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Morgan, Lewis & Bockius LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

a.	Schedule of Investments is included as part of Item 1.

b.	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a.	Not required for this filing.

b.	Since the filing of the registrant’s Annual Report dated October 31, 2018, there is a new named portfolio manager of the Fund.

As of July 1, 2019, the portfolio manager of the registrant is as follows:

Andrew Mattock, CFA

Portfolio Manager

Investment experience: 23 Years

Mr. Mattock joined Matthews Asia in 2015. Mr. Mattock is U.S. based and has 20 years of experience investing in Asia and 24 years of industry experience. Prior to joining Matthews Asia, Mr. Mattock was a portfolio manager with Henderson Global Investors for 15 years.

As of April 30, 2019, Mr. Mattock managed and advised 1 mutual fund with a total of approximately US$ 904 million in assets, 1 closed-end fund with a total of approximately US$ 255 million in assets and 1 offshore fund with a total of approximately US$20 million in assets.

Conflicts of Interest:

Matthews Asia has adopted a Code of Ethics (the “Code”) as part of the firm’s Compliance Program in order to mitigate and manage conflicts of interest that may exist or arise in connection with personal securities transactions by our officers and employees.

Below is a brief summary of the Code.

The Code contains restrictions on personal securities transactions applicable to all our officers and employees and includes a standard of business conduct requiring officers and employees:

•	To comply with applicable laws;

•	To report their personal securities transactions to our compliance department;

•	To acknowledge their receipt of, and agreement to, observe the requirements of the Code;

•	To report any violations of the Code to our Chief Compliance Officer (“CCO”).

To reduce potential conflicts of interest, the Code prohibits all officers and employees from investing in the securities of Asia Pacific companies. Matthews Asia’s CCO, with the concurrence of its Enterprise Risk and Compliance Committee, may permit an employee to continue holding such securities if they were held prior to joining Matthews Asia. For purposes of the Code, an Asia Pacific security is any security: (1) issued or guaranteed by a company that is organized under the laws of an Asia Pacific country; (2) traded in any market in an Asia Pacific country, or (3) issued or guaranteed by a governmental entity or an agency or instrumentality or political subdivision of an Asia Pacific country. Asia Pacific securities include warrants, options or futures on or related to Asia Pacific securities, but do not include the shares of an open-end investment company registered under the 1940 Act and similarly structured foreign funds.

To further reduce the potential for conflicts of interest between us and clients, the Code requires that all officers and employees: (1) obtain approval prior to making certain trades in their personal accounts; (2) submit regular reports of personal transactions made in personal accounts; and (3) provide an annual report of all personal account holdings. These approvals and reports apply to accounts directly or beneficially held by our officers and employees (as well as certain persons closely related to them).

The firm’s Compliance Department provides guidance to employees concerning the application and interpretation of the firm’s compliance policies, including its Conflicts Policies and will provide training concerning the requirements of these policies to all new employees and to all employees at least annually.

Other Conflicts of Interest Related to Personal Trading and the Professional Activities of our Officers and Employees:

Since we primarily invest in Asia Pacific companies for clients, the prohibitions under our Code significantly reduce, but do not eliminate, conflicts between the personal trading of our officers and employees who are Access Persons and trading for our clients. Nevertheless, our officers’ and employees’ trading and professional activities may give rise to other potential conflicts of interest. These are described below, along with a description of how we manage those potential conflicts of interest.

We act as investment manager to various investment companies and other accounts. We may give advice and take action with respect to any funds or accounts, or for our own account, that may differ from action taken on behalf of other funds or accounts. We are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling, any security that we or our officers and employees may buy or sell for our or their own account or for the accounts of any other client. While we are not obligated to refrain from investing in securities held by funds or accounts that we manage, we do not ordinarily invest for our own account in Asia Pacific securities. We do sometimes invest for our own account in money market and short-term domestic fixed income securities. Matthews Asia may also provide seed capital to investment companies and similar funds that we sponsor or manage. We manage conflicts with investing for our own account or our officers and employees investing for their accounts by requiring that any transaction be made in compliance with our Code, as discussed above.

Because we manage more than one account, potential conflicts of interest may arise related to the amount of time individuals devote to managing particular accounts. We may also have an incentive to favor accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay us a higher fee level or greater fees overall. However, we do not charge performance-based fees to any client accounts, limiting our incentive to favor certain groups of accounts over others. Moreover, we have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.

Potential conflicts of interest may also arise in connection with an employee’s knowledge and the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments, and the valuation of holdings or potential holdings. Some employees who have access to the size and timing of transactions may have information concerning the market impact of transactions, including transactions for the Matthews Asia Funds. Employees may be in a position to use this information to their possible advantage or to the possible detriment of our other client accounts. An investment opportunity may also be suitable for multiple accounts we manage, but not in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. We manage these potential conflicts with employee transactions by requiring that any transaction be made in compliance with our Code, and potential conflicts between client accounts through our procedures for allocating portfolio transactions and investment opportunities.

Employees (including their immediate family members) who invest in one of the funds managed by Matthews Asia, including the Matthews Asia Funds, may have a conflict of interest in that they may have an incentive to treat that fund preferentially as compared to other accounts we manage. However, all portfolio management employees work as a team and share research relevant to other investment mandates and client accounts. With certain exceptions, all accounts have equal access to investment opportunities. These exceptions may provide priority access to limited investment opportunities for accounts that (1) invest in securities of small companies if no account we manage has previously invested in those securities; and (2) focus on a specific country or sector. Some of the accounts that receive priorities may pay us higher fees than accounts that do not have a priority. Our investment team regularly reviews each account (for material dispersion of performance or other indicative factors). These practices help us detect and manage the potential conflict.

The Compliance Department provides guidance to employees concerning the application and interpretation of the firm’s Code of Ethics and will provide training concerning the requirements of this policy to all new employees and to all employees at least annually.

As a matter of policy, Matthews Asia does not comment on specific employee matters related to the personal securities transaction policy.

As a matter of firm policy, we do not disclose the full Code of Ethics to external parties.

Compensation:

Employee compensation may consist of a combination of base salary, fixed and discretionary bonuses, and participation in benefit plans, which are generally available to all salaried employees, including members of the investment team.

Key elements of compensation are detailed below:

•

Base Salary. Each employee receives a fixed base salary that takes into account his or her experience and responsibilities and is intended to be competitive with salaries offered by other similar firms. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities.

•

Bonus. Matthews Asia emphasizes teamwork and a focus on client needs. Bonuses are structured to emphasize those principles and are based on a number of factors including the profitability of Matthews Asia and the employee’s contributions to the firm. For portfolio managers this includes the performance of accounts managed by the employee. Performance over multiple time periods relative to the strategy’s benchmark and peer group, and absolute performance over periods longer than five years, are typically included in this assessment.

•	Benefit Programs. Employees participate in benefit plans and programs available generally to all employees.

•	Other Compensation. Portfolio managers may receive compensation in the form of equity interests in Matthews Asia or cash payments based upon a percent of Matthews Asia’s revenues.

Evaluation of portfolio managers and analysts includes quantitative and qualitative metrics centered on the performance of the portfolios they manage. Portfolio managers’ performance is evaluated across multiple time periods with an emphasis on longer term investment periods. A portion of bonus compensation paid to portfolio managers may be in the form of firm equity and shares of Matthews Asia’s funds, in each case subject to deferral over a period of years. All portfolio managers are eligible to receive equity interests in the firm.

Matthews Asia encourages investment professionals to invest in the strategies they manage and other Matthews Asia strategies, as a means to align the interests of employees with the success of the firm and the interests of its clients.

Ownership of Securities: The following table sets forth the aggregate dollar range of the registrant’s equity securities beneficially owned as of April 30, 2019.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Andrew Mattock	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended April 30, 2019, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 1, 2018 through November 30, 2018	0	N/A	0	1,100,587
December 1, 2018 through December 31, 2018	0	N/A	0	1,100,587
January 1, 2019 through January 31, 2019	0	N/A	0	1,100,587
February 1, 2019 through February 28, 2019	124,702	$19.63	124,702	975,885
March 1, 2019 through March 31, 2019	58,758	$20.15	58,758	917,127
April 1, 2019 through April 30, 2019	10,422	$21.21	10,422	906,705

Total	193,882	$20.51	193,882	906,705

Under the Fund’s Discount Management Policy, which was launched on February 21, 2019, the Fund is authorized to repurchase in each twelve-month period ended October 31 up to 10% of its common shares outstanding as of the close of business on October 31 of the prior year. Shares are generally repurchased on any day that the Fund’s shares are trading at a discount that exceeds 9.5% (“Discount Threshold”). The Discount Threshold may be increased or decreased by the Board or its Discount Management Committee at any time. All of the purchases listed above were under the Fund’s Discount Management Policy.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $298,351

(2)	All fees and/or compensation for each of the following securities lending activities and related services:

i.	any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”): $31,174

ii.	fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split: $1,981

iii.	administrative fees that are not included in the revenue split: $0

iv.	fees for indemnification that are not included in the revenue split: $0

v.	rebates paid to borrowers: $81,485

vi.	any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees: $0

(3)	Aggregate fees/compensation: $114,639

(4)	Net income from securities lending activities: $183,713

(b)

The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”), as custodian, to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between State Street, as the securities lending agent, and the Fund.

Item 13. Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	The written solicitation under Rule 23c-1 of the 1940 Act is attached hereto.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Frank Wheeler
Frank Wheeler
President of The China Fund, Inc.

Date: July 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Frank Wheeler
Frank Wheeler
President of The China Fund, Inc.

Date: July 1, 2019

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The China Fund, Inc.

Date: July 1, 2019